Exhibit 10.32

AGREEMENT FOR SALE OF LIMITED PARTNERSHIP INTEREST

RESTAURANT CONCEPTS OF KENTUCKY LIMITED PARTNERSHIP

Whereas, the General Partner (Kentucky Restaurant Concepts, Inc.) and Limited Partners (Vali Lowrie-Reed; IS Investments, Inc.; Smeets Investments LLLP; Lila Phyllis Titello, Trustee of the Titello Family Trust B; Ltd. Investment Group, LLC; Marty Egan; Greg Lapp; Regis Dahl; Eric Peterson; Harold Gorden; and James White) of Restaurant Concepts of Kentucky Limited Partnership collectively own 100% interest in Restaurant Concepts of Kentucky Limited Partnership.

Whereas, per majority vote, the General Partner and Limited Partners wish to sell 100% of their Partnership interests in Restaurant Concepts of Kentucky Limited Partnership.

Whereas, VCG Holding Corp. wishes to purchase 100% of the Limited Partnership of Restaurant Concepts of Kentucky Limited Partnership.

The parties agree, represent, and warrant as follows:

1.	The following General Partner and Limited Partners represent and warrant that he or she owns the following interest in Restaurant Concepts of Kentucky Limited Partnership free and clear of any encumbrance:

Kentucky Restaurant Concepts, Inc.	1%
Vali Lowrie-Reed	51%
IS Investments, Inc.	9%
Smeets Investments LLLP	9%
Lila Phyllis Titello, Trustee of the Titello Family Trust B	9%
Ltd. Investment Group LLC	8%
Marty Egan	3%
Greg Lapp	3%
Regis Dahl	2%
Eric Peterson	2%
Harold Gorden	2%
James White	1%

2.	The General Partner and Limited Partners agree to sell and VCG Holding Corp. agrees to buy the 100% Partnership interests.

3.	The effective date of this sale shall occur on or before January 10, 2007, at a time and place mutually agreeable to the parties.

4.	VCG Holding Corp. shall issue the General Partner, Kentucky Restaurant Concepts, Inc. 8000 shares of VCG Holding Corp. common stock.

5.	VCG Holding Corp. shall issue the Limited Partners a total of 792,000 shares of VCG Holding Corp. common stock in the following proportions:

Vali Lowrie-Reed	408,000 shares
IS Investments, Inc.	72,000 shares
Smeets Investments LLLP	72,000 shares
Lila Phyllis Titello, Trustee Of the Titello Family Trust B	72,000 shares
Ltd. Investment Group LLC	64,000 shares
Marty Egan	24,000 shares
Greg Lapp	24,000 shares
Regis Dahl	16,000 shares
Eric Peterson	16,000 shares
Harold Gorden	16,000 shares
James White	8,000 shares

6.	Upon signing this Agreement, VCG Holding Corp. shall have the stock transfer agent execute certificates in the above specified shares.

7.	This Agreement and all terms and provisions hereof shall be true as of the time of closing and shall survive the closing.

8.	This Agreement shall be binding upon the parties hereto and their respective successors, personal representatives, heirs and assigns; however, no party hereto shall have any right to assign any of its rights or obligations pursuant to the Agreement except with the prior written consent of all of the parties.

9.	This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except in writing subscribed to by all such parties.

10.	This Agreement is entered into in the State of Colorado and shall be governed in all respects by the laws of the State of Colorado.

11.

Any controversy of claim, including any claim or misrepresentation arising out of or related to this Agreement or any contract or agreement entered into pursuant to this Agreement shall be settled by arbitration.

The decision awarded by the arbitrator shall be final and binding and the award so rendered shall be entered in any court having jurisdiction there under. The arbitration shall be under the rules of the American Arbitration Association.

12.	Any party bringing any claim or action that is determined to be in violation of or covered by this Agreement shall pay the entire cost of the arbitration and shall pay the attorney’s fees and costs incurred by the prevailing party.

GENERAL PARTNER:

Kentucky Restaurant Concepts, Inc.

/s/ Troy H. Lowrie	January 10, 2007
Troy Lowrie, President	Date

LIMITED PARTNERS:

/s/ Vali Lowrie-Reed	January 10, 2007
Vali Lowrie-Reed	Date

/s/ Jay Dinkelmann	January 10, 2007
IS Investments, Inc.	Date

/s/ Johan A. Van Baal	January 10, 2007
Smeets Investments LLLP	Date

/s/ Lila Phyllis Titello	January 10, 2007
Lila Phyllis Titello, Trustee of theTitello Family Trust B	Date

/s/ Micheal Ocello	January 10, 2007
Ltd. Investment Group LLC	Date

/s/ Marty Egan	January 10, 2007
Marty Egan	Date

/s/ Greg Lapp	January 10, 2007
Greg Lapp	Date

/s/ Regis Dahl	January 10, 2007
Regis Dahl	Date

/s/ Eric Peterson	January 10, 2007
Eric Peterson	Date

/s/ Harold Gorden	January 10, 2007
Harold Gorden	Date

/s/ James White	January 10, 2007
James White	Date